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                        SUPPLEMENT DATED JUNE 30, 2000 TO

                        PROSPECTUS DATED MAY 1, 2000 FOR

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                        NATIONWIDE VLI SEPARATE ACCOUNT-3



THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

On June 27, 2000, the SEC issued an Order permitting Nationwide to reallocate amounts in the American Century VP Advantage to the American Century VP Balanced on July 28, 2000.

Beginning June 28, 2000, investors with allocations in the American Century VP Advantage have 30 days in which to transfer allocations to any other available underlying mutual fund or the Fixed Account.

The Exchange Date established for the substitution will be July 28, 2000. On the Exchange Date, any allocations that remain in the American Century VP Advantage will be redeemed. Such redemptions will then be used to purchase accumulation units in the American Century VP Balanced. All policy owners affected by the substitution will receive a written confirmation of the transaction.

From the Exchange Date through August 28, 2000, policy owners may reallocate amounts that were substituted into the American Century VP Balanced to any other available underlying mutual fund or the Fixed Account without being subject to any transfer limitations or transfer fees, if any, as described in the policy.

For further information or forms, please contact Nationwide at:

                                 1-800-547-7548
                               TDD: 1-800-238-3035

                        Nationwide Life Insurance Company
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150